Listing Report:Supplement No. 10 dated Jul 21, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 306873
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 18.95%	Starting monthly payment:	$34.80

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1997	Debt/Income ratio:	22%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	6y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,241	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	combine123	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	0 ( 0% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008) 660-680 (Dec-2007) 680-700 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	0
Description
Looking to consolidate debt
Purpose of loan:
(I will be using this loan to pay off some high-interest credit cards as well as purchase essentials for our new aparment.

My financial situation:
I have a full-time position in the Finance Dept. at the corporate office for a major retailer.  My wife and I both have full-time positions and commute to work together.  Presently, we are looking to clear ourselves of some high-interest credit cards and purchase some essentials for our new apartment.  I am very reliable and never late with my payments.  I appreciate your consideration as this will help us out immensely.

Monthly net income: $ 5200
Monthly expenses: $ 4000
  Housing: $ 1200
  Insurance: $ 400
  Car expenses: $ 540
  Utilities: $ 200
  Phone, cable, internet: $ 150
  Food, entertainment: $ 750
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 100
  Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$7,080	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	GG2005	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Super Expansion for Super Jump
Purpose of loan:
This loan will be used to relocate to a larger building and expand our current business.  I have established a solid foundation for our children's entertainment center, with inflatables and an arcade as the anchor.  This loan will allow us to move to a larger facility with additional parking, a full kitchen, a larger arcade area, and outdoor space for future go-carts and mini-golf.

My financial situation:
I am a good candidate for this loan because I have built a solid business and brand with my own personal finances.  I am sole owner, and this will be my first loan under the business.

Monthly net income: $ 5,200

Monthly expenses: $ 3,869
  Housing: $ 1,650
  Insurance: $
  Car expenses: $ 419
  Utilities: $ 250
  Phone, cable, internet: $ 150
  Food, entertainment: $ 400
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 300
  Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	11.42%	Starting borrower rate/APR:	12.42% / 14.56%	Starting monthly payment:	$367.57

Auction yield range:	4.27% - 11.42%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1991	Debt/Income ratio:	24%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$117,719	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	gburglending	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-780 (Latest)
Principal borrowed:	$24,000.00	< mo. late:	0 ( 0% )	800-820 (Jan-2008)
Principal balance:	$13,628.64	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Adding additional inventory
Purpose of loan:
This loan will be used to add to our existing book and movie inventory. We currently sell on various sites, including Half.com, Barnes and Noble, and Alibris. We are looking to expand to additional sites and require the increased inventory.

My financial situation:
I am a good candidate for this loan because the business is currently doing well. Also, we have an existing loan here, and as you can see we have not missed a payment and our credit is excellent.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417291
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	19.19%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1984	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	11y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	1/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	danman30	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (Sep-2008)
Principal balance:	$3,068.90	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Pay off credit cards/student use
Purpose of loan:
This loan will be used to? pay credit card and help son with college expenses

My financial situation:
I am a good candidate for this loan because? this is my second prosper loan and pay bills, household expenses on time.

Monthly net income: $ 6500

Monthly expenses: $
  Housing: $ 1180
  Insurance: $ 400
  Car expenses: $ 800
  Utilities: $ 171
  Phone, cable, internet: $ 150
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 300
  Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$152.76

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	26.19%
Lender servicing fee:	1.00%	Estimated return:	-5.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1996	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	42	Length of status:	7y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,952	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	MANNINGHM1	Borrower's state:	Michigan	Borrower's group:	Not Active
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2007)
Principal balance:	$1,392.52	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
4th Oral Surgery for my Son
Purpose of loan:

I would like to use this loan to pay for the fourth oral surgery for my son Avery which our insurance does not cover.  This will be Avery's fourth oral surgery that I have had to pay cash for...grand total of over $8,500.

My financial situation:

I work full-time for Computer Sciences Corporation and I have just reached my 7 year anniversary in June 2009.  Since my arrival to the East side of Michigan 5 years ago, I have already been promoted twice and I have increased my salary over $15,000 in almost five years.  I currently work in the UNIX group supporting Rational Tools.

I have also just earned my Bachelor's degree in August 2008 after 14 years of hard work and dedication!

I am a single mother rearing my 14 year old son, Avery without any support from his father.  Avery's father now has five additional children and can barely keep a job.I have struggled for numerous years working hard and attending college to provide the best possible life that I can for my son, as well as overcoming all of the stereotypes for women who have children at a young age.

I have made my other Prosper loan payment on time each and every month for over two years now.  Since 2007, I have also purchased my first home thus proving my ability and dedication toward paying my bills and focusing on re-building my credit.

Please note:  My student loans are listed on my credit report, although I have them in deferment since I am going to start school in the Fall to earn my Master's degree.  Therefore, these should not be taken into account in the debt to income ratio since I am not obligated to pay monthly payments as long as I am enrolled in college at least 6 credits.  All Master's level courses are 6 credits each.

Explanation about my public record:  Public record should have been removed from all credit reports due to the disputes that I sent them September 2007 when I purchased my home.  Credit agencies stated that this was going to be removed from all credit reports, since this record was included in my bankruptcy in 2000.

Explanation about 7 recent inquiries:  Recent inquiries have been for attempting to get other loans from a bank or credit union, as well as applying for a credit card to pay for the upcoming oral surgery.

Monthly net income: $ 4800

Monthly expenses: $
  Housing: $ 800
  Insurance: $ 200
  Car expenses: $ 404
  Utilities: $ 120
  Phone, cable, internet: $ 105
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 300
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417345
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.97%	Starting borrower rate/APR:	16.97% / 19.17%	Starting monthly payment:	$392.02

Auction yield range:	6.27% - 15.97%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1991	Debt/Income ratio:	34%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 6m
Amount delinquent:	$0	Revolving credit balance:	$43,219	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	vibrant-affluence5	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I want to be DEBT FREE !
Purpose of loan: Credit card consolidation
This loan will be used to pay off part of 3 accounts, all of which are at the highest rates allowed.

My financial situation:
My wife and I had near perfect credit until we got stupid. Fueled by the easy money available 3+ years ago, we bought a home while still owning our old one. Waiting for it to sell, watching values drop like an ugly rock, we endured nearly a year of paying 2 mortgages, until our savings were almost wiped out. At that point we began renting out the old house. Unfortunately it went badly from the start, prolonging the misery. Meanwhile, we had to buy groceries and pay other living expenses with credit cards. It about killed me, when I had to choose whether to pay a mortgage late or a credit card late. Either way it was going to hit my credit. That is where I had to give it God and just be willing to accept the reality of where our arrogance and ignorance had put us. The house finally sold. A year ago we extended our family by one?a baby girl. We are so blessed, and I am a rich man in non-financial terms. All this left us with credit card and hospital bills that are almost beyond my ability to cover, though with the Lord?s providence, I have managed to make the minimum payments, always throwing a little extra at the principal when there is a windfall. The rates on these cards are in the 22 ? 25% range, where before I was accustomed to paying 0-5%, always paying them off ASAP. We are currently in a stable situation, though with very little left to enjoy life, and with a credit rating that I am ashamed of but not making any excuses for.
I am a good candidate for this loan because?We pay our bills. There is another mortgage on a 3rd property which is payed by a relative without fail, but that is why our income to debt ratio looks so bad because it's rental income, and this site only allows a borrower to claim income that you can back up with a W-2. Even at 12%, I would be saving a lot of money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417351
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$144.77

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	19.57%
Lender servicing fee:	1.00%	Estimated return:	7.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$138,781	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	karmystic	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (Mar-2008)
Principal balance:	$2,705.08	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Need Inventory
Purpose of loan:
This loan will be used to? To purchase inventory for 2 huge summer fairs in August.
My financial situation:
I am a good candidate for this loan because? I have never been late on a payment. I feel I am dependable and have already paid off some personal debt. My credit score has gone up not down and I am still slowly working on reapairing that.  I currently make money working at home for my own consulting business.  The inventory I need is for a another business I joined and I am doing really well with that also.  I have already done 1 small fair and sold over $1,000 in one day, the two fairs I have in August are bigger and are for 4 days each so I need to have alot of product on hand.
Monthly net income: $ 5,800-6,000
  Housing: $ 480.00
  Insurance: $ 300.0
  Car expenses: $ 200.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 2,000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417359
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 31.12%	Starting monthly payment:	$40.92

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-2003	Debt/Income ratio:	23%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	23	Length of status:	5y 2m
Amount delinquent:	$51	Revolving credit balance:	$5,371	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	shadowfax6264	Borrower's state:	Texas	Borrower's group:	LendersClub
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	640-660 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Sep-2008)
Principal balance:	$802.30	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
Looking to Expand. Need Lenders!
Purpose of loan:
This loan will be used to? I have a home based business that I started out in my office. Then, I had to move into one of my spare bedrooms because I started to get bigger. Finally, I had to move out of my spare bedroom into the garage. Now I have out grown the garage and want to move into a very small lot type place. I'm looking for people who want to make a big return on their investment. While I'm at work I have my wife work on my business at home so things can continue to run smoothly. Business has been good, but I want to expand and I wanted to see if anybody out there wanted to make some money.

My financial situation:
I am a good candidate for this loan because? I have another prosper loan that I make monthly payments on and never been late once. I have a job and a business on the side. I used the money to reinvest into prosper. Since prosper isn't letting texas bid on loans at the moment. I just keep the money here. The only reason I haven't paid it off is because I'm trying to make the people who invested, money.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417361
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	13y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,421	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	moola-spilunker	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Real Estate Investment
Purpose of loan:
This loan will be used to? culminate my real estate investing.

My financial situation:
I am a good candidate for this loan because? I have strong and stable credit, with a high credit score.  I pay my bills every month.  And, I am a doctoral student and entrepreneur.  Over the last two years I have researched the real estate market, and have done my homework.  I have found an excellent investment in a brick 2-flat apartment building, in a good, close knit community.  The building is intact; the community is intact.  And, the Building Department has stated there are no building violations against the property.  After painting the walls and shampooing the carpet, I will readily be able to rent the property out.  At an REO price of less than $40,000, I am acquiring the building for 1/7th of its 2005 sale price.   I have been asked to pay cash.  My equity in the building will be 100% and growing.  Because the REO price has been reduced to less than $40,000 a standard mortgage has to wait.  But, after 6-12 months of seasoning, I will be able to mortgage for far more than simply the repayment value of this loan, thereby giving me cash to update the building and further increase its value.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417363
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	22%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	3 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	10	Length of status:	4y 4m
Amount delinquent:	$112	Revolving credit balance:	$0	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	ANGEL00	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Aug-2008)
Principal balance:	$805.22	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
2nd Prosper loan
Purpose of loan:
This loan will be used to  reinvest into the Stock Market

My financial situation:
I am a good candidate for this loan. I have worked for Macys for 41/2 years and I work in a management position. I take my job and responsibilities very serious, as I do with my credit. Since I had my 1st Prosper loan and
Honda finance car loan my credit score has gone up 60 points.  My credit is now in good standing.
I have a loan with Honda finance which has never been late. I plan to reinvest the money into the stock market.
This deal will be good for prosper lenders and myself.  I plan on using prosper again in the future for other plans, so I will pay on time. I do not carry any outstanding credit card debt.  Cash for everything.
Funds will taken out of my checking account by Prosper. The first loan was automatic debited and the
2nd loan will be too. I have never been late on the Prosper Loan and I will not be on this one.
Please ask me if you have any questions.  Before submitting I saw 2 delinquent account of $112 that prosper was showing. These are not current I am tring to have removed, one being a $72 doctors bill in a mix up with the insurance co. and the other is a library fine that I did not know I had for $40. The book was returned and I am trying to get them to remove it.

Annual Income 34,944.

Monthly expenses: $
  Housing: $ Husband pays
  Insurance: $87
  Car expenses: $ 433
  Utilities: $ Husband pays
  Phone, cable, internet: $ Husband pays
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 42 to prosper
  Other expenses: $ school $50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417371
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	30.00%	Starting borrower rate/APR:	31.00% / 33.39%	Starting monthly payment:	$215.01

Auction yield range:	17.27% - 30.00%	Estimated loss impact:	36.26%
Lender servicing fee:	1.00%	Estimated return:	-6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-2000	Debt/Income ratio:	33%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 2	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	7y 8m
Amount delinquent:	$587	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	MelissaSue	Borrower's state:	Illinois	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	23 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,585.00	< mo. late:	0 ( 0% )	560-580 (Apr-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
I'd Rather Pay YOU Interest!!
Purpose of loan:This loan will be used to pay off one of my creditors that will not lower an interest rate for me.  I like many others have had trouble with credit card companies playing "fair" when I am trying to be honest & pay them off. My financial situation:I am a great candidate for this loan, first of all because I'm a repeat user.  I've had a prosper loan before.  I was never late on a payment.  Prosper helped me climb out of the foolish trap of payday loans, and now I'm paying off my creditors~on my way to freedom!!!!   I have a card with 35%, I realize because of my credit history, I will be required to pay a higher interest rate, but I would much rather pay it to YOU, this credit card company doesn't treat me like a person half the time.  Some day I hope to be a lender, because I know there are several others who feel the same way!  Please notice that my credit has improved since my last prosper loan, and my pmts. were never late, and my loan was paid off early!  Monthly net income: $ I got a second job since my last prosper loan to help pay debt down quicker, I now bring home $1740.00 a month.  I am married, and my husband brings home $2300 a month, he takes care of the majority of our expenses.  Monthly expenses: $   Housing: $ 404.00   (husband pays)  Insurance: $ 102.00  (husband pays)  Car expenses: $ ------  Utilities: $ 280.00  (husband pays)  Phone, cable, internet: $ 100.00  Food, entertainment: $ 300.00  (husband pays)  Clothing, household expenses $ 50.00  Credit cards and other loans: $ 400.00  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417373
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1992	Debt/Income ratio:	29%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,674	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	whaizmacheddah	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Jul-2008)
Principal balance:	$717.72	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
pay off credit cards
Purpose of loan:
This loan will be used to? pay scredit cards off and do some home improvements financial situation:
I am a good candidate for this loan because? i make a concerted effort to pay everything on time

Monthly net income: $4000

Monthly expenses: $ 2700
  Housing: $ 1044
  Insurance: $ 66
  Car expenses: $ 440
  Utilities: $ 100
  Phone, cable, internet: $ 200
  Food, entertainment: $ 400
  Clothing, household expenses $ 250
  Credit cards and other loans: $ 250
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417383
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	4 / 6	Employment status:	Self-employed
Now delinquent:	7	Total credit lines:	51	Length of status:	9y 7m
Amount delinquent:	$6,796	Revolving credit balance:	$1,381	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$100,000+
Delinquencies in last 7y:	15	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	perrysmm	Borrower's state:	Ohio	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 86% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	3 ( 14% )	620-640 (Aug-2007) 600-620 (Jun-2007) 600-620 (Mar-2007) 680-700 (Feb-2007)
Principal balance:	$1,682.67	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Daughter needs braces
Purpose of loan:
This loan will be used to pay for my daughter's braces.  Insurance only covers $1000 and I must pay the remainder.

My financial situation:
I am a good candidate for this loan because I have an excellent history with Prosper and would again opt to have my payments auto-deducted from my checking to ensure compliance

Monthly net income: $ 8000

Monthly expenses: $ $6000
  Housing: $ 2500
  Insurance: $ 200
  Car expenses: $ 0
  Utilities: $ 450
  Phone, cable, internet: $ 200
  Food, entertainment: $ 700
  Clothing, household expenses $ 400
Credit cards and other loans: $225
  Other expenses: $ 900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417385
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$78.64

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2000	Debt/Income ratio:	29%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	24	Length of status:	15y 4m
Amount delinquent:	$0	Revolving credit balance:	$5,466	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bigred05167	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 640-660 (Jul-2007) 640-660 (Jun-2006)
Principal balance:	$574.11	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
New Carpet
Purpose of loan:
My first listing was not getting any interest, so I thought if I provided more detail, it may help. We are looking to replace our old, worn out carpet.
My financial situation:
I have been with my job for 15 years and make a good income. My husband is also employed full-time. We pay all of our bills on time and have been working hard to improve our credit scores. They are better that they have been in years. 4 years ago we filed a chapter 13 debt consolidation. It was a 5 year plan and we paid it off 2 years early at 100%.  We have had a small Prosper Loan of $1500.00 for nearly 2 years and have an impeccable record. This $2000.00 loan will allow us to replace our carpet and get our daughters braces before school starts (insurance pays most of it). The quote for the carpet (our house is pretty small) is $1200.00. We have to pay $685 of our portion of our daughters braces. We would really like to get them on before school starts. The debt-to-income ratio on the listing is misleading since my husbands credit and income is not on the listing and I can't figure out how to add it. While my credit report shows some late payments in the past 7 years- there is nothing currently late and I have not had a late payment or missed a payment in the last 3 years. Both my husband and myself have worked hard to improve our credit ratings. Since 2006 my rating has gone from under 600 to almost 700. So we are on the right track.   Monthly net income: $ 6071.00

Monthly expenses: $
  Housing: $ 1468
  Insurance: $ 200.00
  Car expenses: $ 724.00
  Utilities: $ 200.00
  Phone, cable, internet: $ 125.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $ 400.00
  Credit cards and other loans: $ 70.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417387
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$203.56

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2004	Debt/Income ratio:	42%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,616	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	orange-gold-director	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
The purpose of this loan is to pay off the few credit cards that I have. The amount is not a lot, just spread out over a few cards. I am looking to lower my monthly interest obligation.

My financial situation:
I am a good candidate for this loan because I have held my current job for almost three years. I am lined up for a promotion that will further help with any loan responsibilities. I am currently staying with friends and don't have the high monthly requirements that others might have. This will help me pay off the loan ahead of schedule.

Monthly net income: $ 1600+

Monthly expenses: $
  Housing: $300.00
  Car & auto insurance expenses: $364
  Utilities: $0
  Phone, cable, internet: $0
  Food, entertainment: $150
  Clothing, household expenses $100
  Credit cards and other loans: $5000 total $200 monthly
  Cell Phone expenses: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417393
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1985	Debt/Income ratio:	60%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 1m
Amount delinquent:	$0	Revolving credit balance:	$24,752	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	8
Screen name:	internetsoldier	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	540-560 (Mar-2008) 540-560 (Feb-2008) 540-560 (Jan-2008) 640-660 (May-2007)
Principal balance:	$913.43	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
Busness Investment
Purpose of loan:

This loan will be used to?To Expand My Business and Double My Investments in 12 months

My financial situation: I am a good candidate for this loan because?I own a Bar and Grill in Seoul, Korea and I work for the US Army as an Active Soldier

I am also a PROSPER Lender along as being a Borrower and my Loan Portfolio is doing quite well with no out of the pocket investment because I make enough on it that I re-invest all my monthly proceeds. And if you want to ask how my existing loan is doing with my PROSPER Lenders just asked them they will tell you I always have paid on time and if you invest in me I will probably pay back this loan with-in 12-18 month span so you can make a great return with me and have it quick enough to re-invest with other clients.

Finally, God Bless and I Thank You For Your Consideration.  Think and Grow Rich
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417397
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Mar-1996	Debt/Income ratio:	37%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	39	Length of status:	10y 11m
Amount delinquent:	$13,379	Revolving credit balance:	$9,120	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	brivers39	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008) 660-680 (Sep-2007)
Principal balance:	$2,403.89	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Consolidate small debts
Purpose of loan:
(Would like to consolidate medical bills not covered by the insurance, on credicard, an existing loan with Prosper and I need to repair my car)

My financial situation:
I have a loan with Prosper that has helped me a lot and I believe I have improved my credit rating.  I'm a single mother of two, The oldest is in college which I help when ever I can and the other is 10 years old.  I would like to consolidate a loan that I actually have with Prosper that I have paid on time and would use the rest to pay my credit card, medical bills not covered by my medical insurance and do so car repairs that I need very urgent.  I hope that someone can help me.

Monthly net income: $ 2,912.74

Monthly expenses: $
  Housing: $ 845
  Insurance: $
  Car expenses: $ 470
  Utilities: $ 100
  Phone, cable, internet: $ 200
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 115.00
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417399
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$293.34

Auction yield range:	17.27% - 28.00%	Estimated loss impact:	36.13%
Lender servicing fee:	1.00%	Estimated return:	-8.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1993	Debt/Income ratio:	20%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	7 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	37	Length of status:	3y 1m
Amount delinquent:	$351	Revolving credit balance:	$3,853	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	101%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	34	Homeownership:	No
Inquiries last 6m:	3
Screen name:	YADDY	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 95% )	600-620 (Latest)
Principal borrowed:	$5,200.00	< mo. late:	1 ( 5% )	600-620 (Oct-2007)
Principal balance:	$2,730.90	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
*Relist* Help me get back on track
Re-listing History/Explanation:  I want to payoff my credit cards to raise my credit score. I have been doing so well on my first loan through Prosper that I thought maybe you as a lender will not hesitate to take a chance on me.

I want to give my deepest appreciation to everyone that has bid on me before and hope that they come back again.

Purpose of loan: I would like to combine my 3 credit cards, current Prosper loan and some other misc. debt that will help me raise my credit score to better my chances of my future goals that I would like to do for myself and for my son.  I feel that by combing my debt it will also help me in saving money because the interest rate will only be on one single debt instead of 3 debts on higher interest rates. I do have a bankruptcy discharge which happened after my divorce and have not done to bad after that but it does greatly affect my credit.  I want to better myself for some so much more important than myself .... for my son.

My financial situation: I have a great stable job and I have always been a trust worthy/ responsible/ christian person. By having the monthly payment automatically withdrawn from my checking account it will ensure my lender(s) full repayment.  Please give me the opportunity to prove that I can do this and will continue to do this. I am willing to do what it takes and I will not give up, I will not fail you.  I pray and hope that someone can help me. I do appreciate you taking the time to view my listing. God Bless!

Montly Net Income:  $2400.00

Monthly expenses: $ 1847.00
  Housing: $ 700.00
  Insurance: $ 32.00
  Car expenses: $ 60.00 (gas). Vehicle is paid off
  Utilities: $ 60.00
  Phone, cable, internet: $ 140.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 60.00
  Credit cards and other loans: $ 130.00 (cc) + 65.00 (student loan)
  Other expenses: $ 400.00 (child care & health ins. for my son)

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417401
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.93%	Starting borrower rate/APR:	24.93% / 27.23%	Starting monthly payment:	$595.84

Auction yield range:	8.27% - 23.93%	Estimated loss impact:	9.07%
Lender servicing fee:	1.00%	Estimated return:	14.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	32%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,626	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	65%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	greatest-tranquil-yield	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to help fund my husband's senior year of college.  For the past five years, my husband has been attending school, first at J. Sargeant Reynold?s Community College then at Virginia Commonwealth University, in his attempt to achieve a degree in Electrical Engineering.  While attending college and working a part time job, my husband and I have found the need to take out a loan each year in order to support our family of three kids.  This loan will help my husband complete his last year of college.

My financial situation:
I am a good candidate for this loan because I have a steady job and good credit score.  As a CPA, CFE and CFF, I understand the value of money and have high ethical standards.  Once my husband graduates, we will have two solid incomes to pay back this loan.  We are planning to continue to live off of one income and and pay off the loans with the other persons income.  Please help my husband complete his dream of finishing his college education.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417403
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.98%	Starting borrower rate/APR:	9.98% / 12.09%	Starting monthly payment:	$193.55

Auction yield range:	3.27% - 8.98%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1995	Debt/Income ratio:	21%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$4,857	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	14%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	phil26687	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	800-820 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	800-820 (Dec-2007)
Principal balance:	$1,579.85	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Credit Card Elimination
Purpose of loan:
This loan will be used to?

Eliminate current credit card balances.

My financial situation:
I am a good candidate for this loan because?

I can afford to keep paying the credit card company the interest, so why shouldn't I pay you instead?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417407
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$117.97

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Aug-1993	Debt/Income ratio:	7%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,391	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	aggresive-credit	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Sears card went from 12% to 21%
Purpose of loan:
To pay off my Sears Mastercard.  APR used to be 12% now it jumped to 21%.  I have never been late and had the card since 1993.

My financial situation:
I am a good candidate for this loan because I work full-time, pay my bills on time and I'm not taking on new debt, I will close the account after it is paid off.  I don;t need an account that charges 21% interest.

Monthly net income: $ 4082.75

Monthly expenses: $
  Housing: $ 323 (mortgage)
  Insurance: $ 75
  Car expenses: $ 253
  Utilities: $ 200
  Phone, cable, internet: $ 110
  Food, entertainment: $ 350
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 400 (Minus the 120 - Sears will be paid off)
  Other expenses:
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417411
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1990	Debt/Income ratio:	16%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	7y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,783	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	daddyof3boys	Borrower's state:	Georgia	Borrower's group:	Top Borrowers Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Mar-2007)
Principal balance:	$1,401.54	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
Paying off credit cards
I am a hardworking family man who is been a member of Prosper community for a little over 2 years now.We are trying to rebuild our credit and have no savings left to help with emergency. I do have a public record, in Feb 2004 we filed bankruptcy because of excessive medical bills we had since 2002 for one of our children.I checked my Experian credit report to find out what 2 deliquences were and they are 2 Bank of America accounts that were included in bankruptcy so I have contacted experian to try and get that corrected.We are really trying to get our finances straight. I have never been late with a Proper payment. We have managed to pay down some cc debt but we could really use this loan to help eliminate several different little payments and have everything in one payment.
As far as monthly budget I am only including my income because I am only one applying for loan.I get paid twice a month, the 1st and 15th. Net pay is $2400.00
Monthly budget
rent $896.00
Utilities$300-350
Gas 150-200
Groceries 450-500
Credit cards 200-350.
This about sums it up.Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417413
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.42%	Starting monthly payment:	$52.00

Auction yield range:	8.27% - 14.00%	Estimated loss impact:	6.81%
Lender servicing fee:	1.00%	Estimated return:	7.19%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1994	Debt/Income ratio:	24%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	15y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,312	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	True_Believer	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	680-700 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	1 ( 7% )	640-660 (Apr-2008)
Principal balance:	$308.16	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
2nd Time Prosper Borrower
Purpose of loan:
This loan will be used to payoff a higher interest rate credit card.  And, I have made all my previous Prosper loan payments as agreed.

My financial situation:
I am a good candidate for this loan because this is an extremely low amount and not an amount to put anyone at risk.

Monthly net income: $ 7500.

Monthly expenses: $ 3500.
  Housing: $ 1900.
  Insurance: $ 200.
  Car expenses: $ 100.
  Utilities: $ 200.
  Phone, cable, internet: $200.
  Food, entertainment: $ 400.
  Clothing, household expenses $
  Credit cards and other loans: $ 400.
  Other expenses: $ 100.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417419
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	27.50%	Starting borrower rate/APR:	28.50% / 30.86%	Starting monthly payment:	$291.44

Auction yield range:	8.27% - 27.50%	Estimated loss impact:	9.16%
Lender servicing fee:	1.00%	Estimated return:	18.34%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1999	Debt/Income ratio:	24%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,319	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	reasonable-fairness	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my credit cards
Purpose of loan:
This loan will be used to? I want to pay off my credit cards and put money towards my daughters school so that she can be finish nursing school.

My financial situation:
I am a good candidate for this loan because? I have a good credit rating and an excellent history of paying off bills on time.  I am a full time employee of the government for the last 19 years and will continue to work for the federal government until I retire in 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417421
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$260.15

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	26 / 16	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	53	Length of status:	10y 5m
Amount delinquent:	$0	Revolving credit balance:	$25,564	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	oklahomachick	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,200.00	< mo. late:	0 ( 0% )	700-720 (May-2008)
Principal balance:	$824.46	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
new kitchen
Purpose of loan:
This loan will be used to? new kitchen, pay for cost of living for daughter's college until scholarships and grants are distributed this fall.
My financial situation:
I am a good candidate for this loan because? i pay may debt on time, have great home equity, own and operate a thriving business, have a talented, creative daughter with her goals set high for college as in high school.

Monthly net income: $ 5700

Monthly expenses: $
  Housing: $ 780
  Insurance: $ 100
  Car expenses: $ 740
  Utilities: $ 600
  Phone, cable, internet: $ 150
  Food, entertainment: $ 500
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 900
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417423
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$181.44

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1985	Debt/Income ratio:	7%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	4y 1m
Amount delinquent:	$60	Revolving credit balance:	$4,938	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	a-pure-p2p	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Air conditioning unit for condo
Purpose of loan:
This loan will be used to? pay for an air conditioning unit. Rather than put on a credit card at 19%, I would rather borrow for less here.

My financial situation:
I am a good candidate for this loan because?I have a great credit score, stable employment, and plan to pay this off within a year. I have had a lot of credit inquiries in the last year as I have bought a condo, and am in the process of refinancing it. I have done a lot of things lately to take advantage of lower interest rates so this should be an easy loan to make.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417427
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1977	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	47	Length of status:	35y 10m
Amount delinquent:	$4,696	Revolving credit balance:	$37,239	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	18	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Fancyflute	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Still Paying For Funeral Expenses
Purpose of loan:
My mother was diagnosed with colon cancer several years ago.  Since I am an only child and have no other living relatives that I am aware of, the responsibility of caring for her along with paying for her medications and much of her medical treatment fell on me.  I was not able to continue working full time while trying to care for her.    Eventually, I was forced to put her in a nursing home where she passed away many months later.  Much of the funeral expenses fell on me and I was forced to take out several large loans at high interest rates.  I would like to be able to pay off a few of these loans so I could start to slowly rebuild my credit score as well as my financial situation.

My financial situation:
I am a good candidate for this loan because in spite of all the adversities I have somehow been responsible enough to make all my payments even though some have been late.  My credit report currently states that I still owe over $4k on my mortgage, however, this information is incorrect.  I am up to date with all of my payments as of July, 2009 and I know that with the help of this loan, I could continue to make on time payments to my creditors as well as pay off or pay down on my high interest loans.

I am a very responsible person who has made some mistakes with money in the past.  I work full time as well as tutoring music students.  I would be extremely appreciative of any help I am able to obtain through this method.

Monthly net income: $ 6000

Monthly expenses: $
  Housing: $ 838
  Insurance: $ 128
  Car expenses: $ 384
  Utilities: $ 159
  Phone, cable, internet: $ 114
  Food, entertainment: $ 400
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 3000
  Other expenses: $ pet supplies 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417429
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	22.76%	Starting borrower rate/APR:	23.76% / 26.05%	Starting monthly payment:	$97.77

Auction yield range:	17.27% - 22.76%	Estimated loss impact:	19.30%
Lender servicing fee:	1.00%	Estimated return:	3.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2002	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,134	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	meowloki	Borrower's state:	Nebraska	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,999.00	< mo. late:	0 ( 0% )	580-600 (May-2008)
Principal balance:	$3,719.42	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
401k Payoff Never Late on Payments!
Purpose of loan:
This loan will be used to? Pay off my 401k loan,

My financial situation:
I am a good candidate for this loan because? I have already had one prosper loan that is in good standing. I will be using part of this to pay off the current Prosper loan that I allready have. I plan on paying this off within a 12month period. Thanks for you consideration :) I have been employed at the same job for almost 6 years. The credit inquires are due to a car dealership that "shot gunned" my credit, to find me the best rate so they say. One last thing 4500 of the revolving that shows on my credit is from a ring that I bought my fiance. We are getting married next march I will have that paid off then....

Monthly net income: $ 3000

Monthly expenses: $
  Housing: $ 400
  Insurance: $
  Car expenses: $ 350
  Utilities: $ 75
  Phone, cable, internet: $ 50
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417433
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	20.92%	Starting borrower rate/APR:	21.92% / 24.18%	Starting monthly payment:	$476.86

Auction yield range:	8.27% - 20.92%	Estimated loss impact:	7.49%
Lender servicing fee:	1.00%	Estimated return:	13.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1997	Debt/Income ratio:	30%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	20y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bold-tolerant-gold	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying car for daughter
Purpose of loan:
This loan will be used to buy my daughter a car. she finally is starting to get her life back together and getting back on her feet. I want to help her out as much as i can.

My financial situation:
I am a good candidate for this loan because i pay all my bills on time. I will try to pay the loan as soon as possible. i just need alittle help. Thank you in advance
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417435
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$223.97

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-2000	Debt/Income ratio:	25%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$16,156	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	pure-exchange	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off loan for school
Purpose of loan:
    This loan will be used to pay off a loan that I had to take out to pay for school. I first went to school and received a bachelor?s degree in liberal studies and a multiple subject teaching credential from Fresno State. I worked as a 1st grade teacher for three years and wanted to try to work with older students. I then found a job teaching high school. I teach high school English for grades 9-12, a California High School Exit Exam class, a class for English Language learners, and remedial English class. I do not teach at a regular high school, I teach at an alternative education school. I teach the students who have been expelled from the regular high school. This coming school year will be my third year teaching there.  In order for me to obtain a tenure position in the district, I needed a single subject teaching credential in English. I have now taken nine classes through National University to do this. I took out a loan to pay for four of those classes and books. I was not able to receive financial aide for my classes because I was not listed under the correct category. They did not have me listed as getting a credential; they had me listed as just taking classes, so I had to take out a loan. I am being charged way too much in interest because National University made a misteak.

My financial situation:
    I am a good candidate for this loan because I have a steady job. I have never skipped a payment on my credit cards or other loans. I am a responsible adult. My job is very secure because my principal loves having me there. He said that I have the best relationship with the students than any other teacher. Not to mention the fact that not very many people want to work with the type of students that I work with. Most of them are in gangs. They were sent to my school for fights, drugs, weapons on campus, skipping school too much, failing most of their classes, threatening the teachers, and the list goes on. I truly believe that I can make the difference in the lives of these students. I have already been able to reach some of them and help them change into more productive members of society. I love my job and can?t see myself doing anything else!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417439
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1997	Debt/Income ratio:	30%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,589	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	truth-star	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	600-620 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	3
Description
paying off credit cards
Purpose of loan:
This loan will be used to?
Payoff credit cards which went up during a 3 year loss of work due to back injury
My financial situation:
I am a good candidate for this loan because? I am a good worker with good work attendance since being allowed back to work last April.    I worked with doctors to get at my best so I can work extra hours to try and help myself with paying old bills.  Live alone except for my dog.  I am a homebody, prefer being at home with friends coming in as opposed to going out on the social scene and wasting money.  I don't drink or gamble.  Main caregiver/assister to my 87 year old mother who lives in her own home just a mile from me, but don't support her financially.

Monthly net income: $ 2200.00

Monthly expenses: $
  Housing: $ 600
  Insurance: $ 40
  Car expenses: $350
  Utilities:200
  Phone, cable, internet: $ 175
  Food, entertainment: $ 100
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 0 if loan approved
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417443
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.42%	Starting borrower rate/APR:	9.42% / 11.52%	Starting monthly payment:	$159.98

Auction yield range:	4.27% - 8.42%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-2001	Debt/Income ratio:	38%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	1y 6m
Amount delinquent:	$0	Revolving credit balance:	$88,137	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	allamerathlete	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pating off credit cards.
Purpose of loan:
This loan will be used to gain a lower interest bearing loan than my current one that is outstanding at $7134 with US Bank @ 14% APY.

My financial situation:
I am a good candidate for this loan because I own a house.  I have steady employment and my credit is good.  Never late.

Monthly net income: $ 7866

Monthly expenses: $
  Housing: $ 700
  Insurance: $ 120
  Car expenses: $ 600
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417447
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-2007	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$1,372	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6
Screen name:	power-mountain	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Teacher Buying Fixer Upper Home
Purpose of loan:
This loan will be used to renovate a fixer upper duplex income property and to install walls and kitchen on the third unit in a separate building.  It was a bank foreclosed property that has the potential to generate a positive cash flow more than the required monthly mortgage.

My financial situation:
I am an excellent candidate for this loan because I have a good credit and have never missed a payment.  I have a stable income as a high school special needs teacher and currently working on my Masters in Education in Educational Administration.   I have good references.

Monthly net income: $ 5,275.88

Monthly expenses: $ 2950
  Housing: $ 925
  Insurance: $ 100
  Car expenses: $ 75
  Utilities: $ 50
  Phone, cable, internet: $ 200
  Food, entertainment: $ 400
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1000
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417449
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	10.52%	Starting borrower rate/APR:	11.52% / 13.65%	Starting monthly payment:	$494.78

Auction yield range:	3.27% - 10.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1997	Debt/Income ratio:	12%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	17	Length of status:	15y 6m
Amount delinquent:	$0	Revolving credit balance:	$119	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	1%	Stated income:	$100,000+
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	idfnl	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	16 ( 100% )	800-820 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	740-760 (Dec-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Adding a New Room to Our Home
Purpose of loan:

This loan will be used to partially fund adding a room to our house.  We have already hired an architect, drawn up plans and have a builder ready to go.  At the moment we are getting our permits together.

My financial situation:

I am a good candidate for this loan because I earn a good income, with a very stable job as a software engineer as well as own a side business.

My side business earns me between 2 and $4,000 a month, I have already purchased stock in the product I sell worth well over $100k when its all sold..

As you can see, I have a verified bank account and have verified home ownership.  This is my second Prosper loan, I paid my other loan off in about 1/2 of its term.

Note: the 'now delinquent' item is a remnant of a recent dispute that was not valid and is 100% paid.  The past delinquencies are quite old and were in part because I was not in the country for 5 years and not aware of them and also due to some past irresponsibility on my part.  I've had an excellent track record for payments over the last 3 years and will have no problem at all making these payments.

My monthly expenses are about 50% of my income (including a contribution to an IRA), the remainder goes towards paying down the principal on my house and also the principle on a recent car loan.  My wife will pay for the other half of the addition, I will pay some in cash I have on hand and the rest will hopefully be funded thru Prosper..

Note: this is my second Prosper loan, the last loan was paid off in 16 months!!

I currently have 40+ loans I am funding, I would consider myself a VERY safe investment.  Feel free to ask any questions.

Thank you for the consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417453
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$329.32

Auction yield range:	3.27% - 14.00%	Estimated loss impact:	1.52%
Lender servicing fee:	1.00%	Estimated return:	12.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1990	Debt/Income ratio:	19%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 5m
Amount delinquent:	$0	Revolving credit balance:	$35,187	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	contract-processor	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improvements to Rental Property
This loan will be used to complete interior and exterior renovations to an investement property that I own.  Completing these improvements will result in an increase of approximatly $250 to the rental income and/or $25,000 in sale price (per realtor).  It is currently being rented now, but once the renovations are complete it will be put on the market for sale.  I own the property outright.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417461
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2003	Debt/Income ratio:	22%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	27	Length of status:	3y 4m
Amount delinquent:	$376	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	29	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kadensauntie	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 90% )	640-660 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	1 ( 10% )	640-660 (Aug-2008)
Principal balance:	$1,201.46	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
Extensive Dental Work
Purpose of loan:
This loan will be used to pay for extensive dental work that I need.  I did not enroll in dental insurance when I began my job in March 2006 so when I went to add it after having a lot of tooth pain and infection, I would have to wait at least a year since I would be a late entry.  I am currently in need of two root canals and crowns after suffering from infection.  The procedures that I need are not within my budget to pay all at once.

My financial situation:
I am a good candidate for this loan because I make enough to make monthly payments on the loan.  I also currently have a prosper loan to cover moving expenses and have never missed a payment

Monthly net income: $ 3200

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 300
  Car expenses: $ 300
  Utilities: $ 150
  Phone, cable, internet: $ 100
  Food, entertainment: $ 100
  Clothing, household expenses $
  Credit cards and other loans: $ 50
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417465
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Oct-1984	Debt/Income ratio:	21%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	33	Length of status:	6y 7m
Amount delinquent:	$1,126	Revolving credit balance:	$654	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	19%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	rufus	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 86% )	640-660 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	5 ( 14% )	560-580 (Nov-2007) 640-660 (Apr-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? Pay off high interest loans and get kids back in school.

My financial situation:
I am a good candidate for this loan because? My pay has increased for the past 2yrs and have paid off a car and several other hospital bills in the past year.

Monthly net income: $4250

Monthly expenses: $ 2832
  Housing: $ 1181
  Insurance: $ 220
  Car expenses: $ 497
  Utilities: $ 250
  Phone, cable, internet: $ 150
  Food, entertainment: $ 350
  Clothing, household expenses $ 125

  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417467
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1985	Debt/Income ratio:	40%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$96,764	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	glowing-principal	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Finishing My Kitchen Remodel
Purpose of loan:
I will be using this loan to finish a kitchen remodel that I started a while ago. I did underestimate the total job and the amount

My financial situation:
I am a good risk because I do make an excellent living. I just do not have the cash readily available now. I am "bullish" about making my payments on time.

Monthly net income: $20,833 (after tax)

Monthly expenses: $ 16,300
  Housing: $6,500
  Insurance: $650
  Car expenses: $1,275
  Utilities: $400
  Phone, cable, internet: $ 275
  Food, entertainment: $1,000
  Clothing, household expenses $1,200
  Credit cards and other loans: $4,000
  Other expenses: $ 1,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$508.03

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1988	Debt/Income ratio:	27%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$75,230	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nmoonwalks	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
pay off bills
Purpose of loan:
This loan will be used to? Pay off a credit card debt we had a loan with prosper before and we paid the whole loan off in 1 year we didnt expect the passing of a family member who had nothing at all so we picked up the tab no we just want to payit all off.

My financial situation:
I am a good candidate for this loan because? A family member needed our help our they were going to loose everything so we helped them out and now there no longer here and I just need to pay off the rest of the expensives

Monthly net income: $ 7,000

Monthly expenses: $
  Housing: $ 18,000
  Insurance: $ 200.00
  Car expenses: $ 250.00
  Utilities: $ 210.00
  Phone, cable, internet: $ 120.00
  Food, entertainment: $ 100.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 500.00
  Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$122.75

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1989	Debt/Income ratio:	18%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$22,393	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Cliver	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit card
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417330
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$929.09

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	24	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,988	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	23%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	bonus-mammal5	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Expanding our store
Purpose of loan:
This loan will be used to? expand our company from two locations to three by adding another drop store on the other side of town.While banks choose not to loan any money in this bad economy, we find it to be a very good time to obtain leases since most of the shopping centers are not full.Most landlords are more willing to give better deals than usual.To expand now will pay off later and mean more profits.

My financial situation:
I am a good candidate for this loan because? We have been in this location for almost six years and our second location for one year.We are a discount dry cleaner and we are doing much better than the other high priced cleaners,even in this bad economy.Most people are all looking to save money more than ever.And since we are a pre paid dry cleaner we dont have to wait for our money like the others do.We make our money on volume, so the better our prices are, the more clothes people bring.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417342
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.17%	Starting borrower rate/APR:	24.17% / 26.46%	Starting monthly payment:	$137.63

Auction yield range:	11.27% - 23.17%	Estimated loss impact:	10.57%
Lender servicing fee:	1.00%	Estimated return:	12.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1981	Debt/Income ratio:	19%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	73	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$25,956	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	peace-fighter	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need quick cash to pay off a card
Purpose of loan:
This loan will be used to?Pay off a credit card who's intrest rate has gone up.

My financial situation:
I am a good consumer for this loan because?I am gainfully employeed and work for a strong company and I have been in my line of work for 30+ years and I pay off all my debts.  If this works like I hope it will I will use prosper again in the future. As you can see my debt to income ratio is low.
Monthly net income: $
5600
Monthly expenses: $
  Housing: $ 524
  Insurance: $ 56
  Car expenses: $ 100
  Utilities: $ 100
  Phone, cable, internet: $ 89
  Food, entertainment: $ 125
  Clothing, household expenses $ 60
  Credit cards and other loans: $ 655
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417348
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1996	Debt/Income ratio:	25%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	41	Length of status:	14y 1m
Amount delinquent:	$1,604	Revolving credit balance:	$93,231	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	MakingItRight	Borrower's state:	SouthCarolina	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Passing Parent, New Child

We have incurred over $15,000 in debt over the past 3 years having our first baby!  Our child arrived this year and is the joy of our life!  We have sick parents that live over a thousand miles from us.  One parent is terminally ill and will pass away in the next 9 months.  Unfortunately, where well compensated, we got stuck in the real estate fall, had a double-mortgage situation for over a year, and have too much debt as a result to afford extensive travel to see family and pay-off medical bills due to our child's birth.

I am a good candidate for this loan because I have been employed every day since I graduated college.  We own a house and make a very solid income in the high $100K's.  We're waiting on stock equity to mature over the next 6-18 months in order to easily payback our debts and this loan request.  We can easily afford monthly payments on a lump sum loan over this period of time at a high interest rate.

Please help, we really want to travel, see our family (relationships are very important to us) and payback our debts due to real estate and our recent pregnancy.  We'll never let a loan go unpaid and can afford the payments.  Only asking for $9,000, as this is the cashflow shortfall that we're budgeted to experience over the next year and we can easily afford the payments attached to this loan amount.  Yes, we have a budget and stick to it.  We've just experienced a shortfall on cashflow to make this happen.  Thanks for your support, we appreciate your help.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417350
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jun-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,519	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	57%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	ingenious-generosity	Borrower's state:	Washington	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improvements to house, then to sell
Purpose of loan:
After my father passed away unexpectedly, I inherited his townhouse along with his mortgage payment. For the past year, friends of mine were able to rent the townhouse from me but have recently moved out after they bought their first home, and, unfortunately, they left the townhouse a mess. I have already replaced the carpet and have been repainting the interior and just put the townhouse on the market. I am asking for this loan to help me cover the mortgage on the townhouse, and also to help me with the cost to paint the exterior of the other home I own, as well as a few other repairs as I plan to put this house on the market within the next year.

My financial situation:
I am a good candidate for this loan because:
-My credit is very good
-I am financially responsible
-I have the reliable income to make the monthly payments of this loan, and
-With the sale of the townhouse I will pay this loan off in full

About me:
I am a 26-year old man and I currently own my own baseball organization, am contracted to run clinics at local baseball camps, am the head baseball coach at a local high school, and spend the rest of my time fixing up the house I purchased from my mom - the house I grew up in. Like I said before, I am finally trying to sell the twonhouse my father left me after his death, and should profit at least $150,000 once it sells. I hate asking my mom for money, especially now since my grandfather passed away about a week ago, but I need some extra money to help cover the cosst of repairs, etc. I have put into the townhouse over the past 2 weeks (getting it ready to be put on the market) and also to help cover the extra mortgage payment until it sells (as I don't want to hassle with renters again).

Monthly net income: $6844
This included the money I bring in from my baseball organization as well as money I get from my roommates at the house I live in. I have 2-4 weeks of baseball camps planned for later in the month of August, which will be an additional $1500-3000 (depending on how many weeks I choose to run the camp), but that amount is not included here.

Monthly expenses: $5670
  Housing: $3900
  Insurance: $150
  Car expenses: $125
  Utilities: $300
  Phone, cable, internet: $295
  Food, entertainment: $300
  Clothing, household expenses $300
  Credit cards and other loans: $300
  Other expenses: $N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417354
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-2007	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$8,975	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	revenue-beast	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need A Car For My College Job
Purpose of loan:
This loan will be used to Pay for a car that i need for transportation from school to work.

My financial situation:
I am a good candidate for this loan because i have a secure job that gives me as much hours as i need. Another thing is that i have a small electronic repair hobby that  makes me over $500 a month easy. Another thing is that All my housing and commodities are paid for. If i can purchase a car, than i will definitely be financially capable of supporting myself.

Monthly net income: $ My monthly net income from my Job is usually $1200-$1450

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 110
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 45
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417358
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$290.32

Auction yield range:	11.27% - 23.00%	Estimated loss impact:	10.56%
Lender servicing fee:	1.00%	Estimated return:	12.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1998	Debt/Income ratio:	26%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$37,886	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	top-elevated-asset	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freeing up funds for schooling
Purpose of loan:
This loan will be used to pay off a loan and a credit card in order to free up monthly funds so I can finish college.  I expect the schooling to cost $225 monthly, and this proposed loan will free up approximately $300 a month.

My financial situation:
I am a good candidate for this loan because I always pay all of my bills on time.  I have successfully paid two car loans off early.  My current credit card balances stem mostly from a change in family status two years ago coupled with a temporary lay off.  I am currently working full time, plus overtime for the foreseeable future.  I have worked ten years for the same company as a technician in the semi-conductor industry.

Monthly net income: $ 4600

Monthly expenses: $
  Housing: $ 900
  Insurance: $ 0
  Car expenses: $ 150
  Utilities: $ 200
  Phone, cable, internet: $ 120
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 1400
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417360
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$278.73

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	May-1995	Debt/Income ratio:	33%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	15 / 13	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	40	Length of status:	3y 4m
Amount delinquent:	$708	Revolving credit balance:	$4,992	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	damac	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	560-580 (Apr-2008) 560-580 (Mar-2008)
Principal balance:	$2,253.16	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Paying off debt after surgery
Purpose of loan:
This loan will be used to? pay of bills that have built up after bypass surgery, that includes my current Prosper loan.

My financial situation:
I am a good candidate for this loan because? I am back to work after the surgery, also back cutting hair a few days a week.

Monthly net income: $ 3700.

Monthly expenses: $
  Housing: $ 500
  Insurance: $ 70
  Car expenses: $ 220 + 70 gas
  Utilities: $ 90
  Phone, cable, internet: $ 90
  Food, entertainment: $ 260
  Clothing, household expenses $ 120
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417362
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$471.74

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2001	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,115	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	30%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	blue5	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Consolidation
Purpose of loan:
I will be using the loan to consolidate my credit card debt that I incurred during college. I used credit cards to pay for college expenses and now would like to consolidate that debt into a consistent payment with a lower rate.

My financial situation:
I am financially stable, pay my bills on time, and have always handled my finances responsibly.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417368
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	14.27% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1999	Debt/Income ratio:	27%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$17,894	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	naya50	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	680-700 (Sep-2008) 660-680 (Dec-2007) 660-680 (Nov-2007)
Principal balance:	$2,782.63	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Staying ahead of the credit crunch
Purpose of loan:
Thank you Prosper for financing my first loan in 2007. I was able to pay off one of my credit cards and had a simple but beautiful wedding.  This 2nd loan will be used to consolidate all of my credit card debit at a better fixed interest rate. Thank you

My financial situation:

I am a good candidate for this loan because I have a good history of paying back my loans/ credit etc.  As my credit history shows I am never delinquent . I have a very good job in healthcare with a good forecast of job security. Based on my present income, I am financial able to pay this loan back with out difficulty.

Monthly net income: $ 5000.00

Monthly expenses: $ 4575
Housing: $ 500
Insurance: $ 375
Car expenses: $ 350
Utilities: $ 100
Phone, cable, internet: $ 100
Food, entertainment: $ 300
Clothing, household expenses $ 350
Credit cards and other loans: $ 1500
Other expenses: $ 1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417370
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$99.52

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1997	Debt/Income ratio:	17%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,046	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Vanchelo	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$4,881.04	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
Paying off some bills an vacation
Purpose of loan:
This loan will be used to go on vacation an pay off some bills.

My financial situation:
I am a good candidate for this loan because I already have a Prosper loan that will be paid off at least two months early because I have been paying ahead plus I plan to pay this one off early as well.  Going through a divorce so things are tight till the end of the year.

Monthly net income: $4000

Monthly expenses: $
  Housing: $ 1050
  Insurance: $ 90
  Car expenses: $465
  Utilities: $ 100
  Phone, cable, internet: $120
  Food, entertainment: $ 250
  Clothing, household expenses $30
  Credit cards and other loans: $ 400
  Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417372
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$842.35

Auction yield range:	11.27% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1983	Debt/Income ratio:	64%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	27y 2m
Amount delinquent:	$0	Revolving credit balance:	$11,238	Occupation:	Tradesman - Electri...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	11%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	respectful-exchange	Borrower's state:	Alaska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
2nd Mortgage or Personal, 84%LTV
Purpose of loan: This is a Construction to Permanent situation, primary residence, built by me.  I am very close to the 80% LTV line, and FHA will charge me thousands in Mortgage Premium up front, and monthly premium, and higher interest rate, to close with closing costs rolled into the loan.  I am looking to $25K in a second mortgage.  Appraised value 575K, First Mortgage 460K.  This is a income generating property; there is an apartment alongside the house, bringing in 18,000 per year, signed lease is available.  The vacancy rate in Juneau hovers around 2%.

My financial situation:
I am a good candidate for this loan because my employment is very solid; my job is mandated by the government to exist, and our company is the sole provider of our service in the entire region.  My wife is also employed as a social worker and very solid; our combined income is 118K/year.
We need this loan because we have used up our available closing cash building our dream home.
Our Debt/Income ratios are fine with either program, and I will save approx $480/month if I can avoid the FHA.  That money, possibly more, is available to pay off this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417374
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1993	Debt/Income ratio:	52%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	9y 11m
Amount delinquent:	$0	Revolving credit balance:	$10,472	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	52%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	0
Screen name:	truth-explorer90	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards!
Purpose of loan:
This loan will be used to?pay off credit card debts that accumulated 5 years ago when I was finishing my PhD. I reliably make payments on all my cards now and am looking for a way to consolidate my debt to pay off my accounts more quickly and to save myself years of throwing money away at these creditors.

My financial situation:
I am a good candidate for this loan because? I have a secure job at a University and am a reliable payer of all bills.

Monthly net income: $ 3400

Monthly expenses: $
??Housing: $800
??Insurance: $100
??Car expenses: $300
??Utilities: $125
??Phone, cable, internet: $175
??Food, entertainment: $200
??Clothing, household expenses $0
??Credit cards and other loans: $1000
??Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417378
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	15 / 12	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	29	Length of status:	20y 5m
Amount delinquent:	$87	Revolving credit balance:	$146,155	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	Ronnieboy888	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOING SOLAR
Purpose of loan:
This loan will be used to? Down payment for a PV solar energy system

My financial situation:
I am a good candidate for this loan because? I pay my bills & I will be saving an average of $300.00 per month on electric bill
  Housing: $ 3900.00 Insurance: $ 700.00
  Car expenses: $ 650.00
  Utilities: $ 350.00
  Phone, cable, internet: $ 245.00
  Food, entertainment: $ 750.00
  Clothing, household expenses $ 300.00
  Credit cards and other loans: $ 700.00
  Other expenses: $ 800.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417380
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$435.46

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Feb-1998	Debt/Income ratio:	33%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,458	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	invest2008	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 620-640 (Sep-2008) 640-660 (Nov-2007)
Principal balance:	$6,034.62	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Highly reliable debtor
My credit report erroneously shows late payments to Citicorp over the past few months. This is due to faults with their record keeping database and they are making me jump through hoops to get this resolved. I have had to submit copies of the checks that they cashed over the past 8 months proving the fault to be theirs. My credit score prior to their messing with my score, was around 690 just a few months ago. You can see that I have not had any late payments for the past few years other than this recent attempt to screw me over by Citicorp; I'm clearly not high risk given my credit history. I finished graduate school and am working as a consultant at Toyota National Headquarters now and will probably be finding a better position as soon as I get my CFA Level 2 results next month. I'd also like to purchase a home soon, so I need to take good care of my credit.
Monthly net income:  $ 2800(after tax)
Monthly expenses:    Housing: $ 300  Insurance: $ 70  Car expenses: $ 200  Utilities: $ 50  Phone, cable, internet: $ 50  Food, entertainment: $ 300   Credit cards and other loans: $ 800Free cash flow: $1030

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417382
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$111.49

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-2007	Debt/Income ratio:	18%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 3m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	superchargedmrs	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 91% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 9% )	600-620 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
auto repair
Purpose of loan:
This loan will be used to repair the rust spot on my car, i was quoted 5,000 to restore it so it will look new, this is a old rusty car that needs to be fix.

My financial situation:
I am a good candidate for this loan because i have loan from prosper before and i paid it off in less than a year like i promise with no late payment at all, i never had any late payment ever. i have no problem paying $3,000 off like the last loan from prosper.
Monthly net income: $ 2000

Monthly expenses: $
  Housing: $ 0.00
  Insurance: $ 0.00
  Car expenses: $ 0.00
  Utilities: $ 0.00
  Phone, cable, internet: $0.00
  Food, entertainment: $100.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 220.00
  Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417384
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Apr-1975	Debt/Income ratio:	74%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$334	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	systematic-yield	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Improving and updating home
Purpose of loan:
This loan will be used to? update my home that I recently purchased from a distressed seller. Home has great potential,just needs some updating mainly in the kitchen area

My financial situation:
I am a good candidate for this loan because? I have good credit and I always pay on time. I do have a few exit strategies to help the investor feel comfortable. After improvement of my home in wich I bought for an already great discount (50% ltv from the bpo), I project it being worth double. I also will recieve rental income from another property that would offset the payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417392
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	19.88%	Starting borrower rate/APR:	20.88% / 23.13%	Starting monthly payment:	$188.07

Auction yield range:	8.27% - 19.88%	Estimated loss impact:	8.46%
Lender servicing fee:	1.00%	Estimated return:	11.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1980	Debt/Income ratio:	27%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	0y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,899	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3
Screen name:	bold-bonafide-credit	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Last Semester of Grad School
Purpose of loan:
This loan will be used to pay for my last semester of graduate school.  I lost my original loan for school when my daughter was born premature and I took additional time to stay with her while she was in the hospital.  This has been a very difficult year with all of the hospital stays, but my daughter is doing very well and I am ready to go back to school and finish the graduate program.  Once I graduate I will have an MBA degree in Human Resource Mangement.

My financial situation:
I am a good candidate for this loan because I make all my payments on time.  I have a stable and good paying job.  My roommate pays for the utilities and cable and internet.  I have been working in the biotech/pharma industry for the last 7 years and I am a very successful professional career woman.

Monthly net income: $3000

Monthly expenses: $
  Housing: $ 815
  Insurance: $ 140
  Car expenses: $ 360
  Utilities: $ 0
  Phone, cable, internet: $ 60
  Food, entertainment: $ 250
  Clothing, household expenses $ 50
  Credit cards and other loans: $
  Other expenses: $ 50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417394
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.97%	Starting borrower rate/APR:	31.97% / 34.38%	Starting monthly payment:	$108.84

Auction yield range:	14.27% - 30.97%	Estimated loss impact:	15.42%
Lender servicing fee:	1.00%	Estimated return:	15.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1992	Debt/Income ratio:	17%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$6,953	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Infantry-Combat-Vet-Afghanistan	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to? realize a lifelong dream of mine to attend Berklee College of Music.  I want to attain a Master Certification in Music Production.  With this Certification, I plan on starting my own production company with a focus in TV and Film.  I recently returned from a year long deployment in Afghanistan and wish to pursue my dreams.

My financial situation:
I am a good candidate for this loan because? I have a very stable job working on Active Duty for the Missouri National Guard.   I have been in the military for over 10 years and I plan on retiring on Active Duty with the guard.

Monthly net income: $ 3500.00

Monthly expenses: $
  Housing: $ 650.00
  Insurance: $ 105.00
  Car expenses: $ 250.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 90.00
  Food, entertainment: $450.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 350.00
  Other expenses: $ 250.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417398
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1985	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	61	Length of status:	0y 1m
Amount delinquent:	$4,791	Revolving credit balance:	$210,989	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	new_math_teacher	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off higher rate credit cards.

My financial situation: Two years ago, I made a career change into public school teaching. While I enjoy my new career immensely, it has been a challenge learning to manage ten months of salary over twelve months of expenses. For the upcoming school year, I have set up an automatic withdrawal to a separate checking account that I will use for my summer expenses. I have had an excellent credit score until the last few months. My credit score fell a few months ago because I entered into a payment agreement with one of my creditors. I have never had a late payment under this agreement, but because the agreed payment is less than the old minimum payment, they have reported the account in default. I am working with them right now to correct this error on my credit report.
I am a good candidate for this loan because I made a commitment one year ago to become debt-free in five years, and I am well on my way to achieving that goal.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417400
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1975	Debt/Income ratio:	25%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	34	Length of status:	25y 6m
Amount delinquent:	$4,006	Revolving credit balance:	$1,422	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	PLANEMAN	Borrower's state:	Georgia	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	22 ( 92% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	2 ( 8% )	640-660 (Sep-2008) 640-660 (Jun-2007)
Principal balance:	$2,012.41	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
GET BACK ON TRACK
Purpose of loan:
This loan will be used to? TO BE ABLE TO ENJOY MY LIFE AND TO BE ABLE TO SHARE IT WITH MY WIFE, I WOULD LIKE TO PAY OFF A FEW BILLS AND TAKE SOME TIME TO DO THINGS WITH MY WIFE, FAMILY AND GRAND CHILDREN.  HAVING RECENTLY SURVIVED A HEART ATTACK, I KNOW THE PRECIOUS MEANING OF USING YOUR TIME WISELY.  I ENJOY MY JOB AND MY WORK.  I TAKE GREAT PRIDE IN SEEING A JOB WELL DONE FOR MYSELF AND MY COMPANY.  BUT, THERE IS MORE TO LIFE THAN A JOB OUTSIDE THE HOME.  TO HAVE A GOOD LIFE SHOULD INVOLVE YOUR FAMILY AND HOME.  IN ORDER TO DO THAT, ONE MUST BE AVAILABLE TO DO THAT, NOT AT WORK ALL THE TIME.  WITH MY IMPROVEMENT LOAN, I COULD REDUCE MY AWAY FROM HOME TIME AND USE THAT FOR MY FAMILY WITH THE PIECE OF MIND THAT ALL MY OBLIGATIONS ARE BEING MET.

My financial situation:
I am a good candidate for this loan because?  I HAVE A GOOD STEADY JOB THAT PAYS WELL.  WHEN MY HEALTH WAS BETTER, I COULD WORK ALL DAY AND HALF THE NIGHT.  BUT NOW, I UST PUT QUALITY OVER QUANITY.  I HAVE AN EXCELLENT PAYMENT RECORD WITH MY CURRENT LOAN WHICH IS DUE TO PAID BY MID 2010.

Monthly net income: $ 2800.00

Monthly expenses: $
  Housing: $ 920.
  Insurance: $ 75.
  Car expenses: $ 425.
  Utilities: $ 275.
  Phone, cable, internet: $ 59.
  Food, entertainment: $ 125.
  Clothing, household expenses $ 200.
  Credit cards and other loans: $ 300.
  Other expenses: $ 250.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417404
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	32.26%	Starting borrower rate/APR:	33.26% / 35.69%	Starting monthly payment:	$243.41

Auction yield range:	17.27% - 32.26%	Estimated loss impact:	26.90%
Lender servicing fee:	1.00%	Estimated return:	5.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1982	Debt/Income ratio:	19%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	43	Length of status:	1y 7m
Amount delinquent:	$18,270	Revolving credit balance:	$679	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	16	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	rpzacks	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	720-740 (Latest)
Principal borrowed:	$5,400.00	< mo. late:	0 ( 0% )	740-760 (Apr-2008)
Principal balance:	$3,787.31	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Engagement Ring Purchase
Purpose of loan:

I am going to be using this loan to payoff a previous prosper loan and to finance an engagement ring. In the current environment, getting financing for purchases like these is very difficult.  I have been approved with a couple of lenders but wanted to see if I could get a better rate than what we being offered.

My financial situation:
I am a good candidate for this loan because I have not had any late payments on my credit file in 72 months.   I can provide documentation to anyone for the timely payments or for income.  In addition, I have a stable job and have a minimum draw that will cover the monthly expenses that I have with this loan included.

I have had my current prosper loan for 16 months and have had each payment drafted on time with no late payments.  I can provide documentation for the payments for the current loan.   The current account balance of $18k that is showing delinquent has been settled in full and I have documentation for that and there are currently no delinquent accounts on my credit file.  The 2 showing delinquent have now been settled and will be updated.

Monthly Income:  $8600 gross, $6472 net
Monthly Expenses:  $3966
Home - $1204
Car - $687
Utilities - $400
Phone/Internet - $175
Food/Gas - $650
Other - $850

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417408
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	20.70%	Starting borrower rate/APR:	21.70% / 23.96%	Starting monthly payment:	$570.53

Auction yield range:	17.27% - 20.70%	Estimated loss impact:	26.17%
Lender servicing fee:	1.00%	Estimated return:	-5.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Oct-1992	Debt/Income ratio:	73%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,394	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1
Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$3,608.32	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Consolidate and Investment
Purpose of loan: This loan is to cosuladate my debt so I can raise my standard of living..
.My financial situation:
I am a good candidate for this loan because?Drawing military retirement and will be drawing social security want to position my self to  cover all my expences with my residual income. and create some investment income  Military $1280    mo and Social Security is $1079 mo Plus have flea market booth that generates over $200 a month
Monthly net income: $ 2600
Monthly expenses: $ 2100
  Housing: $ 300
  Insurance: $200
  Car expenses: $ 300
  Utilities: $ 100
  Phone, cable, internet: $ 150
  Food, entertainment: $ 300 Clothing, household expenses $ 100
  Credit cards and other loans: $ 650
  Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417410
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$306.87

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1991	Debt/Income ratio:	44%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$48,455	Occupation:	Construction
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	cash-magnolia	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
working capitol
Purpose of loan:
This loan will be used to? Provide working capitol on a new project we are working on in the communication industry.

My financial situation:
I am a good candidate for this loan because? we are a quality company that has worked in our industry for over 15 years and been in business more than five years.

Monthly net income: $ 5000.

Monthly expenses: $ 3500.00
  Housing: $ 1900.00
  Insurance: $ Company paid
  Car expenses: $ company paid
  Utilities: $ 300.00
  Phone, cable, internet: $ 150.00
  Food, entertainment: $
  Clothing, household expenses $ 500.00
  Credit cards and other loans: $ 200.00
  Other expenses: $ N/A
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417414
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$306.87

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Sep-1997	Debt/Income ratio:	32%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	8y 2m
Amount delinquent:	$0	Revolving credit balance:	$81,686	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	stinger101	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	660-680 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	660-680 (Jan-2008)
Principal balance:	$916.54	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
No more Bank of America!
Purpose of loan:
This loan will be used to? consolidate a credit card with a revolving balance with the intent to payoff this loan in three years and to increase my credit score.

My financial situation:
I am a good candidate for this loan because? I always pay my bills on time. I have never been late once. I have a wonderful and secure career as a registered nurse. Bank of America raised our interest rate to over 23%. We have never been late and always pay our bills on time. It's not that I can't afford the new payment, it's just that I do not want to give them anymore money than the taxpayers already have. This is how they repay their customers?

Monthly net income: $ 4200.00

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 117
  Car expenses: $ 500
  Utilities: $ 110
  Phone, cable, internet: $ 197
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417420
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$435.46

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-1988	Debt/Income ratio:	74%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$19,555	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	enterprising-revenue	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Funds to complete major deal
Purpose of loan:
This loan will be used to finance a music project venture with a Major Label inwhich Label will sign a guarenteed reimbersment of funds that will come from the first quarter budget alloted to this project. This is a needed step to complete the deal itself before the first of the year.

My financial situation:
I am a good candidate for this loan because I am a person of great integrity and I have always payed back my loans.

Monthly net income: $ 2500

Monthly expenses: $
  Housing: $250
  Insurance: $ 168
  Car expenses: $ 588
  Utilities: $ 100
  Phone, cable, internet: $ 50
  Food, entertainment: $ 50
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 200
  Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417426
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$17,400.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$631.41

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	May-1998	Debt/Income ratio:	25%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$23,258	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	millions_usd	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	11 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	700-720 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
Usual credit card refinance
Purpose of loan:
This loan will be used to consilidate two loans on my credit cards. I am on the steady path to clear out my debt.

My financial situation:
I am a good candidate for this loan because I've never been delinquent on any loans throught my 30 year life. I pursue a "win-win" philosophy, and a big fan of the John Nash's game theory.

Monthly net income: $ 3470

Monthly expenses: $
  Housing: $ 900
  Car expenses (car is paid off, gas and maintenance only): $ 80
  Utilities: $ 40
  Phone, cable, internet: $ 45
  Food, entertainment: $ 640
  Clothing, household expenses $ 140
  Credit cards and other loans: $ 500
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417430
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-2001	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	1y 2m
Amount delinquent:	$0	Revolving credit balance:	$6,301	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	active-auction	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Loans
Purpose of loan:
Consolidate and payoff debts. I have been working on improving my credit score, and I currently have not had a delinquency or derogatory remark on my report since I was in college. I did acquire a great deal of debt while in school, and I would like to pay those down. I have been working at my current job for over a year now and I am making $61,000 annually plus quarterly bonuses. I'm 26 and have been very focused on my career and moving up the corporate ladder, however this debt has been a burden and I would like to clear it off my record so I can get better interest rate on future purchases.  After totaling how much I owe each month, I will be saving money by getting a loan through prosper. I have also agreed to have automatic withdrawls, as I will have no problems making these payments.

My financial situation:
I make $61K + quarterly bonuses. I have accumulated a great deal of debt (approx $6,500) and currently pay around $600/month and I always make my payments on time and over the minimum amount due. It seems like these payments are never ending, and I would like to consolidate and make one lower monthly payment as opposed to making several little payments over a long period of time.

Monthly net income: $ 4,100

Monthly expenses: $
  Housing: $ 1100
  Insurance: $ 80
  Car expenses: $ 303
  Utilities: $ 50
  Phone, cable, internet: $ 50
  Food, entertainment: $ 250
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417434
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$117.61

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1998	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,694	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0
Screen name:	mylady1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	0 ( 0% )	620-640 (Mar-2008)
Principal balance:	$2,244.33	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
We're Going to Disneyland...
Purpose of loan:
This loan will be used for a family vacation to Disneyland. My husband and I have never been to Disneyland and we'd like to share the experience with our three young children.

My husband and I both have steady jobs. I have a current prosper loan that I pay on time and have never been late.

Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417438
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,628	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	handy-p2ploan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
to buy new equipments
Purpose of loan:
This loan will be used to? to buy business equipments

My financial situation:
.I am a good candidate for this loan because?

I am in a good position to take on this loan because I have been at the same job for more than 10 years. I have been paying my credit cards ontime.  Having the loan will actually decrease the amount of money I am paying per month already, and allow me to have it paid off in 2 years or less.
Monthly net income: $ 6000

Monthly expenses: $ 5000
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417446
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.05%	Starting borrower rate/APR:	21.05% / 23.56%	Starting monthly payment:	$56.55

Auction yield range:	8.27% - 20.05%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-1990	Debt/Income ratio:	51%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	14y 7m
Amount delinquent:	$0	Revolving credit balance:	$32,842	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	nexus2	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
To "catch up" financially
Purpose of loan:
This loan will be used to? catch up on my bills.

My financial situation:
I am a good candidate for this loan because? I am current with all of my financial obligations.

Monthly net income: $ 6886

Monthly expenses: $ 4000
  Housing: $ 1267
  Insurance: $ 300
  Car expenses: $0
  Utilities: $300
  Phone, cable, internet: $ 150
  Food, entertainment: $ 300
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 1633
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417448
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$72.58

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	19.95%
Lender servicing fee:	1.00%	Estimated return:	-2.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1980	Debt/Income ratio:	9%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	29y 10m
Amount delinquent:	$2,904	Revolving credit balance:	$3,533	Occupation:	Executive
Public records last 12m / 10y:	0/ 3	Bankcard utilization:	85%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	2
Screen name:	Angelswhispers	Borrower's state:	NewYork	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	34 ( 100% )	620-640 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Aug-2006)
Principal balance:	$206.83	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
Rebuilding my Website
I am a 50 year old Banker  who is trying to  rebuild my credit.My credit score is terrible because I  had a dismissed bankruptcy on July 2000, then I had cosigned aloan for my son and ended up paying it myself. Sometimes things happen and all we could do is learn from the experience and rebuild.I make Soaps and Candles and have sold them on ebay for  the last 9 years. I make extra money from these sales and I really wanted to expand this business. I need to expand my online Business.I currently make 72k  in my job and will have no problem paying this loan. Thanks for reading this request. Thanks in advance. I had no problem paying my last loan from Prosper.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417450
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,900.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$118.66

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-1989	Debt/Income ratio:	19%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	11y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,027	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	20	Homeownership:	No
Inquiries last 6m:	0
Screen name:	j_man	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2009) 640-660 (Mar-2008)
Principal balance:	$4,381.58	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Family Vacation
Purpose of loan:
This loan will be used to take my family of 5 on a much needed vacation. Normally we would put money away each month to save for a vacation but there are incredible deals right now that we don't want to miss out on.

My financial situation:
I've worked for the same employer for 12 years and have a steady dual income household. I have a current prosper loan I used to consolidate debt that is paid on time every month.

Thanks for the help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417452
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1990	Debt/Income ratio:	35%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	20 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$30,891	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	70%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	credit-snowdome	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pediatric Office looking to expand
This loan is to expand an existing Pediatric office from one Physician provider to two Physician providers. It takes approximately three to four months worth of billing before insurance companies will pay. The Physician's salary is $12,000 per month. We have two months worth of salary available in current Accounts receivables, but we are looking to have a total of four months of the salary which is why we are applying for $25,000 here. Our clinic currently averages 18 patients per day during the summer months (slow season) and nearly 30 patients per day during the busy season. We have been in business for two years and have a positive track record. However, due to the financial condition of the country, we are not able to find a bank that is willing to lend at this time. We previously had a business line of credit with a local bank, but they closed their doors and our line of credit was revoked as a result. This is a family business and I work full-time outside of the business. My annual income is over $100,000 so I am able to make the monthly payments on my own, but have 100% confidence in the businesses ability to make the monthly loan payments. We look forward to your support.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417456
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	23%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	13 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	8y 9m
Amount delinquent:	$0	Revolving credit balance:	$10,101	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	sixfoot4boi	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 60% )	600-620 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	2 ( 40% )	600-620 (Apr-2008) 580-600 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
Paying off high interest CCs
*FIRST LOAN WITH PROSPER COMPLETELY PAID OFF*

Purpose of loan:This loan will be used exclusively for consolidating high interest credit card and line of credit debt.My financial situation:I am currently paying all the balances on time, but the amount of interest spent each month is obscene and nothing is left over for savings or unexpected expenses.  I am also a full-time student and would like to clean up my unsecured-debt before I have to start paying back my school loans.

Thank you for looking and I appreciate your consideration.Monthly net income: $ 3,000.00 Monthly expenses: $  Housing: $ 1083.00  Insurance: $ 82.00  Car expenses: $ 365.17  Utilities: $ 150.00  Phone, cable, internet: $ 175.00  Food, gas, entertainment: $ 350.00  Clothing, household expenses $ 150.00  Credit cards and other loans: $ 400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417462
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1998	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	7 / 6	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$478	Stated income:	Not employed
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	56%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	peace-ladder	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Building a fence & deck
Purpose of loan:
This loan will be used to?  Build a fence and expand our deck

My financial situation:
I am a good candidate for this loan because?
I am meticulous in paying the bills on time and do not want to harm my credit score
Monthly net income: $ 4200
Monthly expenses: $
  Housing: $ 1300
  Insurance: $ 100
  Car expenses: $
  Utilities: $ 100
  Phone, cable, internet: $ 200
  Food, entertainment: $ 350
Clothing, household expenses $ 150
  Credit cards and other loans: $ 0
  Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417470
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1989	Debt/Income ratio:	15%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	31	Length of status:	2y 5m
Amount delinquent:	$2,177	Revolving credit balance:	$6,643	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	44%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	investment-superstar	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Unexpected medical bill
Purpose of loan:
This loan will be used to pay an unexpected medical bill.

My financial situation:
I am a good candidate for this loan because I am employed full time as a CPA and have never been unemployed.  I have a stable position but had an unexpected surgery come up for my daughter.

Monthly net income: $ 6125

Monthly expenses: $ 3000
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.